ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

Supplement dated December 7, 2015 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST New Discovery Asset Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved: (i) replacing Security Investors, LLC (Security Investors) as a subadviser to the domestic large cap value sleeve of the Portfolio with Affinity Investment Advisors, LLC; and (ii) replacing Vision Capital Management, Inc. (Vision Capital) as a subadviser to the domestic large cap growth sleeve of the Portfolio with Boston Advisors, LLC. These changes are expected to become effective on or about February 8, 2016. C.S. McKee, LP, EARNEST Partners, LLC, Epoch Investment Partners, Inc., Longfellow Investment Management Co. LLC, Parametric Portfolio Associates LLC, and Thompson, Siegel & Walmsley LLC will continue to serve as subadvisers to the Portfolio.

To reflect these changes, the Summary Prospectus is revised as follows, effective on or about February 8, 2016:

I.	All references to Security Investors and Vision Capital are hereby deleted from the Summary Prospectus.

II.	The table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus is hereby replaced with the table set forth below:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.99%

(1) The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

III.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus is hereby revised by removing all information pertaining to Security Investors and Vision Capital and substituting it with the information set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
	Affinity Investment Advisors, LLC	Gregory R. Lai, CFA	Principal and Lead Portfolio Manager	February 2016
		Michael Petrino	Senior Portfolio Manager	February 2016
	Boston Advisors, LLC	Douglas A. Riley, CFA	Senior Vice President and Portfolio Manager	February 2016
		Michael J. Vogelzang, CFA	President and Chief Investment Officer	February 2016
		David Hanna	Senior Vice President and Portfolio Manager	February 2016

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

601SUMSUP2